Exhibit 10.3(b)

SANA BIOTECHNOLOGY, INC.

2018 EQUITY INCENTIVE PLAN

AMENDMENT

Pursuant to the authority reserved to the Board of Directors (the “Board”) of Sana Biotechnologies, Inc., a Delaware corporation (the “Company”), under Section 10.4 of the Company’s 2018 Equity Incentive Plan (the “Plan”), the Board hereby amends the Plan as follows.

1. The first sentence of Section 4.1 of the Plan is hereby amended to read in its entirety as follows:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 63,699,641 shares of Common Stock.”

2. Except as set forth herein, the Plan shall remain in full force and effect in accordance with its terms.

* * * * * * * * * *

I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Board effective in part as of October 21, 2020 and in part as of November 4, 2020.

I hereby further certify that the foregoing Amendment to the Plan was duly adopted by the Company’s stockholders effective as of November 9, 2020.

Executed on this 9th day of November, 2020.

/s/ James J. MacDonald
James J. MacDonald, Secretary